UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

Siebert Financial Corp.

(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

653 Collins Avenue, Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 385-1861

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	SIEB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 18, 2024, the Company received a notification from Nasdaq Regulation that the Company no longer complies with Nasdaq’s Listing Rules (the “Nasdaq Rules”) for continued listing, as a result of the Company’s failure to file its Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”).

Based on discussions with the Company’s auditors, the Company expects to file its 2023 Form 10-K with an unqualified audit opinion before the prescribed due date to comply with Nasdaq Rules for continued listing.

Nasdaq informed the Company that under Nasdaq Rules the Company has 60 calendar days to submit a plan to regain compliance and, if Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the due date of the 2023 Form 10-K, or until October 14, 2024, to regain compliance. Under Nasdaq Rule 5250(c)(1) the Company must timely file all required periodic financial reports with the SEC through the EDGAR System or with the Other Regulatory Authority. Annual reports filed with Nasdaq shall contain audited financial statements.

As previously reported by the Company on its Notification of Late Filing on its Form 12b-25 filed on March 29, 2024, as amended on April 22, 2024, the Company has been unable to file its 2023 Form 10-K without unreasonable effort or expense within the time period prescribed, as the Company has identified certain deficiencies in its internal control over financial reporting and is evaluating these deficiencies. As a result of these items, the Company requires additional time to prepare and review its financial statements and other disclosures in its 2023 Form 10-K.

As a result of the additional procedures being performed relating to internal control over financial reporting, the Company requires additional time to prepare and review its financial statements and other disclosures in its 2023 Form 10-K and anticipates it will regain compliance with Nasdaq Rules.

Because the Company will no longer satisfy the eligibility requirement for use of registration statements on Form S-3, which requires that the Company file in a timely manner all reports required to be filed during the twelve calendar months preceding the filing of the registration statement, the Company intends to suspend its registration statement on Form S-3 (333-276585 and 333-262895) at such time as it determines it is no longer eligible to use such registration statement.

Item 7.01 Regulation FD Disclosure

On April 24, 2024, the Company issued a press release. A copy of such release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 8.01, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Forward-Looking Statements.

For purposes of this Current Report on Form 8-K (“Report”), the terms “Siebert,” “Company,” “we,” “us” and “our” refer to Siebert Financial Corp., its wholly-owned and majority-owned subsidiaries collectively, unless the context otherwise requires.

The statements contained throughout this Report, that are not historical facts, including statements about our beliefs and expectations, are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may appear throughout this Report. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar words or expressions. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements, which reflect our beliefs, objectives, and expectations as of the date hereof, are based on the best judgment of management. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including the following: economic, social and political conditions, global economic downturns resulting from extraordinary events; securities industry risks; interest rate risks; liquidity risks; credit risk with clients and counterparties; risk of liability for errors in clearing functions; systemic risk; systems failures, delays and capacity constraints; network security risks; competition; reliance on external service providers; new laws and regulations affecting our business; net capital requirements; extensive regulation, regulatory uncertainties and legal matters; failure to maintain relationships with employees, customers, business partners or governmental entities; the inability to achieve synergies or to implement integration plans; and other consequences associated with risks and uncertainties detailed in Part I, Item 1A – “Risk Factors” of the Company’s Annual and Quarterly Reports on Form 10-K and Form 10-Q, respectively, as well as in our filings with the Securities and Exchange Commission (“SEC”).

We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this Report. You should not place undue reliance on these forward-looking statements. We undertake no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 3.01 and Item 7.01 including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Exhibit Number	Description
99.1	Press Release, dated April 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 24, 2024	SIEBERT FINANCIAL CORP.

	By	/s/ John J. Gebbia
John J. Gebbia
Chief Executive Officer
(Principal executive officer)

By	/s/ Andrew H. Reich
Andrew H. Reich
Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Secretary
(Principal financial and accounting officer)

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